SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                                 May 19, 2005
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                         JORDAN AMERICAN HOLDINGS, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         Florida                  0-18974                 65-0142815
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



           2458 Old Dorsett Road, Suite 118, Maryland Heights, MO 63043
           ------------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (314) 298-1189
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code



















ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On March 15, 2005, the Jordan American Holdings, Inc. (the "Company") engaged Richey, May & Company, L.P. to serve as the Company's independent accountants. Spicer Jeffries & Co. was dismissed as the Company's independent accountants. The change was made because the Company has not had an audit since the 2002 year end.

     The report of Spicer Jeffries & Co. on the Company's consolidated financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion was qualified as to the Company's ability to continue as a going concern. During the years ended December 31, 2002 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Spicer Jefferies & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Spicer Jeffries & Co., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the fiscal years ended December 31, 2002 and 2001 and the subsequent periods prior to engaging Richey, May & Company, L.P., neither the Company nor anyone on its behalf consulted Richey, May & Company, L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Richey, May & Company, L.P.

     The Company provided a copy of the disclosures contained herein to Spicer Jeffries & Co. and requested that they provide a letter, addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. That letter is filed herewith as Exhibit 16.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     16 - Letter from Spicer Jeffries & Co. - Filed herewith electronically

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JORDAN AMERICAN HOLDINGS, INC.


Dated:  May 19, 2005               By: /s/ Wallace Neal Jordan
                                       Wallace Neal Jordan, President